UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-00042

DWS Portfolio Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	7/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

JULY 31, 2013 Semiannual Report to Shareholders

DWS Core Plus Income Fund

Contents
4 Letter to Shareholders
5 Performance Summary
8 Portfolio Management Team
9 Portfolio Summary
10 Investment Portfolio
34 Statement of Assets and Liabilities
36 Statement of Operations
37 Statement of Changes in Net Assets
38 Financial Highlights
43 Notes to Financial Statements
61 Information About Your Fund's Expenses
63 Summary of Management Fee Evaluation by Independent Fee Consultant
67 Account Management Resources
69 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. Accordingly, U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Douglas Beck, CFA President, DWS Funds

Performance Summary July 31, 2013 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/13
Unadjusted for Sales Charge	-3.84%	-2.00%	1.81%	2.46%
Adjusted for the Maximum Sales Charge (max 4.50% load)	-8.16%	-6.41%	0.88%	1.99%
Barclays U.S. Aggregate Bond Index†	-1.62%	-1.90%	5.23%	4.89%
Average Annual Total Returns as of 6/30/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		-0.45%	1.42%	2.12%
Adjusted for the Maximum Sales Charge (max 4.50% load)		-4.93%	0.49%	1.65%
Barclays U.S. Aggregate Bond Index†		-0.69%	5.19%	4.52%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/13
Unadjusted for Sales Charge	-4.10%	-2.73%	1.07%	1.67%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-7.90%	-5.59%	0.90%	1.67%
Barclays U.S. Aggregate Bond Index†	-1.62%	-1.90%	5.23%	4.89%
Average Annual Total Returns as of 6/30/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		-1.29%	0.64%	1.32%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		-4.19%	0.47%	1.32%
Barclays U.S. Aggregate Bond Index†		-0.69%	5.19%	4.52%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/13
Unadjusted for Sales Charge	-4.11%	-2.73%	1.07%	1.67%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-5.06%	-2.73%	1.07%	1.67%
Barclays U.S. Aggregate Bond Index†	-1.62%	-1.90%	5.23%	4.89%
Average Annual Total Returns as of 6/30/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		-1.20%	0.65%	1.34%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		-1.20%	0.65%	1.34%
Barclays U.S. Aggregate Bond Index†		-0.69%	5.19%	4.52%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/13
No Sales Charge	-3.72%	-1.76%	2.06%	2.69%
Barclays U.S. Aggregate Bond Index†	-1.62%	-1.90%	5.23%	4.89%
Average Annual Total Returns as of 6/30/13 (most recent calendar quarter end)
No Sales Charge		-0.21%	1.64%	2.35%
Barclays U.S. Aggregate Bond Index†		-0.69%	5.19%	4.52%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/13
No Sales Charge	-3.74%	-1.77%	2.09%	2.76%
Barclays U.S. Aggregate Bond Index†	-1.62%	-1.90%	5.23%	4.89%
Average Annual Total Returns as of 6/30/13 (most recent calendar quarter end)
No Sales Charge		-0.21%	1.68%	2.43%
Barclays U.S. Aggregate Bond Index†		-0.69%	5.19%	4.52%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 1.04%, 1.96%, 1.85%, 0.81% and 0.71% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
7/31/13	$10.62	$10.63	$10.63	$10.62	$10.58
1/31/13	$11.19	$11.20	$11.19	$11.19	$11.15
Distribution Information as of 7/31/13
Income Dividends, Six Months	$.14	$.10	$.10	$.16	$.16
July Income Dividend	$.0235	$.0166	$.0166	$.0258	$.0257
SEC 30-day Yield††	2.74%	2.11%	2.12%	3.12%	3.12%
Current Annualized Distribution Rate††	2.66%	1.87%	1.87%	2.92%	2.91%

†† The SEC yield is net investment income per share earned over the month ended July 31, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.48%, 1.68%, 1.74%, 2.85% and 2.91% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.40%, 1.44%, 1.49%, 2.65% and 2.70% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2011.

• Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• BIS, University of Minnesota.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2012.

• Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

• Over 19 years of investment industry experience.

• BA in Economics, University of Chicago; MBA, University of Chicago.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2012.

• Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

• Head of US High Yield Bonds: New York.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Portfolio Summary (Unaudited)

Investment Portfolio as of July 31, 2013 (Untitled)
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 40.8%
Consumer Discretionary 3.5%
AMC Entertainment, Inc., 8.75%, 6/1/2019		275,000	297,687
AmeriGas Finance LLC:
6.75%, 5/20/2020		50,000	53,125
7.0%, 5/20/2022		50,000	53,250
APX Group, Inc., 144A, 6.375%, 12/1/2019		35,000	34,125
Arcelik AS, 144A, 5.0%, 4/3/2023 (b)		500,000	442,500
Asbury Automotive Group, Inc., 144A, 8.375%, 11/15/2020		10,000	11,150
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		55,000	58,437
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		55,000	55,962
Avis Budget Car Rental LLC, 144A, 5.5%, 4/1/2023		35,000	34,475
BC Mountain LLC, 144A, 7.0%, 2/1/2021		30,000	31,200
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		25,000	26,750
British Sky Broadcasting Group PLC, 144A, 3.125%, 11/26/2022		550,000	516,428
Caesar's Entertainment Operating Co., Inc., 8.5%, 2/15/2020		475,000	442,344
Caesar's Operating Escrow LLC, 144A, 9.0%, 2/15/2020		45,000	42,075
CCO Holdings LLC, 6.5%, 4/30/2021		405,000	416,137
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		40,000	40,650
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		45,000	43,200
144A, 6.375%, 9/15/2020		195,000	201,337
Clear Channel Communications, Inc., 11.25%, 3/1/2021 (b)		45,000	48,038
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		40,000	41,400
Series B, 6.5%, 11/15/2022		60,000	62,700
Series B, 7.625%, 3/15/2020		185,000	195,175
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	4,938
Columbus International, Inc., 144A, 11.5%, 11/20/2014		200,000	216,000
Cox Communications, Inc., 144A, 3.25%, 12/15/2022		170,000	155,330
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		20,000	20,350
Dana Holding Corp., 5.375%, 9/15/2021 (c)		45,000	45,113
Delphi Corp., 5.0%, 2/15/2023		45,000	46,800
DIRECTV Holdings LLC, 2.4%, 3/15/2017		1,750,000	1,763,813
DISH DBS Corp.:
5.0%, 3/15/2023 (b)		65,000	60,937
7.875%, 9/1/2019		235,000	267,312
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020		65,000	63,375
Harron Communications LP, 144A, 9.125%, 4/1/2020		25,000	27,625
Hertz Corp., 6.75%, 4/15/2019		190,000	204,725
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		25,000	26,000
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		85,000	88,400
LKQ Corp., 144A, 4.75%, 5/15/2023		55,000	52,731
Macy's Retail Holdings, Inc., 3.875%, 1/15/2022		500,000	506,381
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		25,000	25,625
Mediacom Broadband LLC, 6.375%, 4/1/2023		25,000	25,188
Mediacom LLC, 9.125%, 8/15/2019		225,000	246,375
MGM Resorts International:
6.625%, 12/15/2021 (b)		105,000	110,775
6.75%, 10/1/2020 (b)		30,000	31,913
8.625%, 2/1/2019 (b)		270,000	312,862
Midcontinent Communications & Midcontinent Finance Corp., 144A, 6.25%, 8/1/2021		40,000	40,200
Norcraft Companies LP, 10.5%, 12/15/2015		350,000	364,000
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		20,000	20,500
PNK Finance Corp., 144A, 6.375%, 8/1/2021 (c)		45,000	45,338
Quebecor Media, Inc., 5.75%, 1/15/2023		35,000	34,213
Rent-A-Center, Inc., 144A, 4.75%, 5/1/2021		25,000	23,875
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		575,000	641,844
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		25,000	24,875
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		35,000	37,100
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021		55,000	55,000
Starz LLC, 5.0%, 9/15/2019		30,000	30,225
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		45,000	43,313
Unitymedia Hessen GmbH & Co., KG, 144A, 7.5%, 3/15/2019	EUR	280,000	402,592
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	75,000	111,371
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		35,000	38,588
			9,363,747
Consumer Staples 2.0%
Agrokor DD, 144A, 8.875%, 2/1/2020		250,000	264,750
Alicorp SAA, 144A, 3.875%, 3/20/2023		750,000	690,000
Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A, 3.375%, 11/1/2022		250,000	213,750
B&G Foods, Inc., 4.625%, 6/1/2021		45,000	43,481
Chiquita Brands International, Inc., 144A, 7.875%, 2/1/2021		35,000	37,188
ConAgra Foods, Inc., 3.25%, 9/15/2022		585,000	565,076
Constellation Brands, Inc., 3.75%, 5/1/2021		45,000	42,075
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		600,000	651,000
Del Monte Corp., 7.625%, 2/15/2019		65,000	67,925
Hawk Acquisition Sub, Inc., 144A, 4.25%, 10/15/2020		315,000	302,400
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		275,000	291,500
MHP SA, 144A, 8.25%, 4/2/2020		500,000	458,750
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		200,000	234,000
Mriya Agro Holding PLC, 144A, 9.45%, 4/19/2018		200,000	186,000
Pilgrim's Pride Corp., 7.875%, 12/15/2018		290,000	313,925
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		65,000	66,138
7.125%, 4/15/2019		690,000	736,575
Smithfield Foods, Inc., 6.625%, 8/15/2022		95,000	100,462
Sun Products Corp., 144A, 7.75%, 3/15/2021		60,000	61,200
			5,326,195
Energy 4.4%
Access Midstream Partners LP, 4.875%, 5/15/2023		45,000	42,750
Afren PLC, 144A, 10.25%, 4/8/2019		400,000	461,000
Berry Petroleum Co.:
6.375%, 9/15/2022		35,000	35,700
6.75%, 11/1/2020		35,000	36,225
BreitBurn Energy Partners LP, 7.875%, 4/15/2022		30,000	30,225
Chaparral Energy, Inc., 7.625%, 11/15/2022		60,000	61,350
Chesapeake Energy Corp., 5.75%, 3/15/2023		15,000	15,113
Continental Resources, Inc.:
4.5%, 4/15/2023		10,000	9,725
5.0%, 9/15/2022		30,000	30,150
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		1,400,000	1,797,559
DCP Midstream Operating LP, 3.875%, 3/15/2023		500,000	467,883
Denbury Resources, Inc., 4.625%, 7/15/2023		85,000	77,775
EDC Finance Ltd., 144A, 4.875%, 4/17/2020		200,000	185,000
Enterprise Products Operating LLC:
3.35%, 3/15/2023		196,000	189,052
6.125%, 10/15/2039		1,190,000	1,349,216
EP Energy LLC, 7.75%, 9/1/2022		70,000	77,000
EPE Holdings LLC, 144A, 8.125%, 12/15/2017 (PIK) (b)		78,216	80,171
FMC Technologies, Inc., 3.45%, 10/1/2022		500,000	476,731
Halcon Resources Corp.:
8.875%, 5/15/2021		95,000	95,950
9.75%, 7/15/2020		40,000	41,500
KazMunayGas National Co. JSC, 144A, 5.75%, 4/30/2043		200,000	175,980
Kodiak Oil & Gas Corp., 144A, 5.5%, 1/15/2021		40,000	40,300
Linn Energy LLC, 144A, 6.25%, 11/1/2019		385,000	361,900
Lukoil International Finance BV, 144A, 6.125%, 11/9/2020		500,000	536,350
MEG Energy Corp., 144A, 6.375%, 1/30/2023		170,000	170,000
Memorial Production Partners LP, 7.625%, 5/1/2021		25,000	24,250
Midstates Petroleum Co., Inc.:
144A, 9.25%, 6/1/2021		90,000	88,425
144A, 10.75%, 10/1/2020		35,000	36,400
Murray Energy Corp., 144A, 8.625%, 6/15/2021		10,000	10,150
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		10,000	10,275
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		195,000	206,700
6.875%, 1/15/2023		25,000	26,437
Odebrecht Drilling Norbe VIII/IX Ltd., 144A, 6.35%, 6/30/2021 (b)		185,000	185,925
Offshore Group Investment Ltd.:
144A, 7.125%, 4/1/2023		70,000	70,175
7.5%, 11/1/2019		95,000	99,750
ONEOK Partners LP, 6.15%, 10/1/2016		1,205,000	1,371,209
Pacific Drilling SA, 144A, 5.375%, 6/1/2020		45,000	44,100
Petroleos de Venezuela SA:
Series 2014, 4.9%, 10/28/2014		250,000	235,250
144A, 8.5%, 11/2/2017		500,000	460,000
Petroleos Mexicanos, 144A, 2.286%, 7/18/2018		250,000	256,250
Plains Exploration & Production Co., 6.75%, 2/1/2022		15,000	16,060
Range Resources Corp., 5.0%, 3/15/2023		15,000	15,000
Regency Energy Partners LP, 144A, 4.5%, 11/1/2023		20,000	18,800
Reliance Holdings U.S.A., Inc., 144A, 5.4%, 2/14/2022		250,000	259,623
Sabine Pass Liquefaction LLC, 144A, 5.625%, 2/1/2021		120,000	118,350
SandRidge Energy, Inc., 7.5%, 3/15/2021 (b)		135,000	133,650
Talos Production LLC, 144A, 9.75%, 2/15/2018		65,000	63,375
Tesoro Corp.:
4.25%, 10/1/2017		35,000	35,875
5.375%, 10/1/2022		25,000	24,750
Transocean, Inc., 3.8%, 10/15/2022		920,000	878,360
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		200,000	210,500
			11,744,244
Financials 15.5%
Ally Financial, Inc., 6.25%, 12/1/2017		400,000	433,366
American International Group, Inc., 4.875%, 6/1/2022 (b)		800,000	869,959
American Tower Corp., (REIT), 3.5%, 1/31/2023		570,000	518,812
Atlantic Finance Ltd., 144A, 10.75%, 5/27/2014		500,000	531,540
Banco de Credito del Peru, 144A, 4.25%, 4/1/2023		500,000	457,500
Banco Santander Brasil SA:
144A, 4.625%, 2/13/2017		500,000	513,750
144A, 8.0%, 3/18/2016	BRL	1,000,000	407,105
Bank of America Corp., 3.3%, 1/11/2023		670,000	630,747
Barclays Bank PLC, 7.625%, 11/21/2022 (b)		1,490,000	1,482,550
BBVA Bancomer SA, 144A, 6.5%, 3/10/2021		500,000	526,250
BNP Paribas SA, 3.25%, 3/3/2023		1,115,000	1,032,711
BPCE SA, 1.7%, 4/25/2016		665,000	660,056
CIT Group, Inc., 4.25%, 8/15/2017 (b)		705,000	720,862
CNA Financial Corp., 5.75%, 8/15/2021		1,000,000	1,135,798
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/2022		875,000	840,543
Development Bank of Kazakhstan JSC:
144A, 5.5%, 12/20/2015		250,000	262,238
Series 3, 6.5%, 6/3/2020		500,000	523,850
E*TRADE Financial Corp.:
6.375%, 11/15/2019		95,000	100,938
6.75%, 6/1/2016		510,000	539,325
Ford Motor Credit Co., LLC:
3.0%, 6/12/2017 (b)		1,290,000	1,308,717
4.25%, 9/20/2022 (b)		410,000	409,267
General Electric Capital Corp., 3.1%, 1/9/2023		1,000,000	940,147
General Motors Financial Co., Inc., 144A, 3.25%, 5/15/2018 (b)		20,000	19,550
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		2,500,000	2,239,360
Hartford Financial Services Group, Inc.:
4.3%, 4/15/2043 (b)		1,020,000	923,994
6.0%, 1/15/2019		117,000	134,057
Host Hotels & Resorts LP, Series D, (REIT), 3.75%, 10/15/2023 (b)		735,000	682,107
ING Bank NV, 144A, 2.0%, 9/25/2015		2,190,000	2,214,747
ING U.S., Inc., 144A, 5.7%, 7/15/2043		665,000	664,543
International Lease Finance Corp.:
3.875%, 4/15/2018		70,000	68,163
4.625%, 4/15/2021		60,000	57,525
6.25%, 5/15/2019		10,000	10,550
8.75%, 3/15/2017		200,000	229,500
Intesa Sanpaolo SpA, 3.875%, 1/16/2018		1,495,000	1,453,508
Jefferies Group LLC, 5.125%, 1/20/2023		500,000	506,033
JPMorgan Chase & Co., 5.125%, 9/15/2014		1,900,000	1,986,173
Loews Corp., 2.625%, 5/15/2023		315,000	290,028
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		525,000	544,261
Mizuho Bank Ltd., 144A, 2.95%, 10/17/2022		2,000,000	1,826,096
Morgan Stanley:
3.75%, 2/25/2023		1,040,000	1,000,021
4.1%, 5/22/2023		1,265,000	1,187,553
Nordea Bank AB, 144A, 4.25%, 9/21/2022		940,000	929,919
OPB Finance Trust, Series C, 2.9%, 5/24/2023	CAD	905,000	838,273
PNC Bank NA, 6.875%, 4/1/2018		700,000	841,239
RCI Banque SA, 144A, 3.5%, 4/3/2018		1,500,000	1,495,830
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023 (b)		2,000,000	1,917,990
SLM Corp., 5.5%, 1/25/2023 (b)		1,140,000	1,066,312
The Goldman Sachs Group, Inc., 6.0%, 6/15/2020		1,500,000	1,705,995
Turkiye Is Bankasi, 144A, 6.0%, 10/24/2022 (b)		500,000	470,000
Turkiye Vakiflar Bankasi Tao, 144A, 3.75%, 4/15/2018		250,000	230,000
Ventas Realty LP, (REIT), 2.7%, 4/1/2020		660,000	626,304
			41,005,662
Health Care 1.5%
Agilent Technologies, Inc., 3.2%, 10/1/2022		500,000	469,815
Biomet, Inc.:
6.5%, 8/1/2020		55,000	57,750
6.5%, 10/1/2020		15,000	15,394
Community Health Systems, Inc., 7.125%, 7/15/2020		310,000	317,363
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.875%, 1/31/2022		23,000	24,265
HCA, Inc.:
6.5%, 2/15/2020		600,000	660,750
7.5%, 2/15/2022		495,000	558,112
IMS Health, Inc., 144A, 6.0%, 11/1/2020		40,000	41,300
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022		440,000	425,106
Mallinckrodt International Finance SA, 144A, 4.75%, 4/15/2023		740,000	716,298
Sky Growth Acquisition Corp., 144A, 7.375%, 10/15/2020		60,000	62,400
Tenet Healthcare Corp.:
144A, 4.375%, 10/1/2021		70,000	64,400
144A, 4.5%, 4/1/2021 (b)		10,000	9,325
6.25%, 11/1/2018		155,000	165,850
Zoetis, Inc., 144A, 3.25%, 2/1/2023		320,000	303,798
			3,891,926
Industrials 2.3%
Accuride Corp., 9.5%, 8/1/2018		10,000	10,363
Aeropuertos Dominicanos Siglo XXI SA, 144A, 9.25%, 11/13/2019		500,000	511,250
Air Lease Corp., 4.75%, 3/1/2020 (b)		50,000	49,500
Alphabet Holding Co., Inc., 7.75%, 11/1/2017 (PIK) (b)		35,000	36,137
Andrade Gutierrez International SA, 144A, 4.0%, 4/30/2018		250,000	236,875
BE Aerospace, Inc., 6.875%, 10/1/2020		130,000	141,375
Belden, Inc., 144A, 5.5%, 9/1/2022		60,000	59,700
Bombardier, Inc., 144A, 5.75%, 3/15/2022		430,000	434,300
Clean Harbors, Inc., 5.125%, 6/1/2021		45,000	45,900
CNH Capital LLC, 3.625%, 4/15/2018		65,000	63,862
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		25,000	23,625
Ferreycorp SAA, 144A, 4.875%, 4/26/2020		700,000	659,750
FTI Consulting, Inc., 6.0%, 11/15/2022		35,000	35,831
Garda World Security Corp., 144A, 9.75%, 3/15/2017		5,000	5,363
GenCorp, Inc., 144A, 7.125%, 3/15/2021		130,000	137,150
Georgian Railway JSC, 144A, 7.75%, 7/11/2022		250,000	273,125
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		500,000	505,000
Huntington Ingalls Industries, Inc., 6.875%, 3/15/2018		375,000	408,750
Ingersoll-Rand Global Holding Co., Ltd., 144A, 2.875%, 1/15/2019		170,000	167,996
Iron Mountain, Inc., 5.75%, 8/15/2024		40,000	37,800
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		70,000	72,800
Meritor, Inc., 6.75%, 6/15/2021		35,000	34,825
Navios Maritime Holdings, Inc., 8.875%, 11/1/2017		40,000	41,950
Navios South American Logistics, Inc., 144A, 9.25%, 4/15/2019		10,000	10,775
Odebrecht Finance Ltd., 144A, 7.125%, 6/26/2042		500,000	487,500
Owens Corning, Inc., 4.2%, 12/15/2022		310,000	303,100
Ply Gem Industries, Inc., 9.375%, 4/15/2017		18,000	19,215
Total System Services, Inc., 3.75%, 6/1/2023		670,000	622,176
TransDigm, Inc.:
144A, 7.5%, 7/15/2021 (b)		65,000	68,900
7.75%, 12/15/2018		60,000	63,975
U.S. Airways Group, Inc., 6.125%, 6/1/2018		45,000	43,087
United Rentals North America, Inc.:
5.75%, 7/15/2018		60,000	64,200
6.125%, 6/15/2023		10,000	10,388
7.625%, 4/15/2022		215,000	239,725
Watco Companies LLC, 144A, 6.375%, 4/1/2023		25,000	24,938
			5,951,206
Information Technology 1.8%
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		40,000	41,800
CDW LLC, 8.5%, 4/1/2019		415,000	455,462
CyrusOne LP, 6.375%, 11/15/2022		15,000	15,750
EarthLink, Inc., 144A, 7.375%, 6/1/2020		45,000	44,438
Equinix, Inc.:
5.375%, 4/1/2023		120,000	119,100
7.0%, 7/15/2021		365,000	399,675
First Data Corp.:
144A, 6.75%, 11/1/2020		255,000	266,156
144A, 7.375%, 6/15/2019		495,000	519,750
144A, 10.625%, 6/15/2021		50,000	50,750
Fiserv, Inc., 3.5%, 10/1/2022		1,190,000	1,127,762
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		210,000	227,588
Hewlett-Packard Co., 3.3%, 12/9/2016		1,210,000	1,263,996
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		40,000	42,500
7.625%, 6/15/2021		130,000	140,725
IAC/InterActiveCorp., 4.75%, 12/15/2022		35,000	33,075
			4,748,527
Materials 3.4%
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022		1,000,000	938,224
ArcelorMittal, 6.125%, 6/1/2018		1,000,000	1,050,000
Axiall Corp., 144A, 4.875%, 5/15/2023		10,000	9,500
Barrick Gold Corp., 144A, 2.5%, 5/1/2018		350,000	324,786
Bluescope Steel Ltd., 144A, 7.125%, 5/1/2018		25,000	25,750
BOE Intermediate Holding Corp., 144A, 9.0%, 11/1/2017 (PIK)		60,000	61,200
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		70,000	73,850
Cemex SAB de CV, 144A, 9.0%, 1/11/2018		200,000	217,500
Cia Minera Milpo SAA, 144A, 4.625%, 3/28/2023		500,000	461,250
Dow Chemical Co., 5.25%, 11/15/2041		350,000	358,522
Eagle Spinco, Inc., 144A, 4.625%, 2/15/2021		20,000	19,200
FMG Resources (August 2006) Pty Ltd., 144A, 6.0%, 4/1/2017 (b)		970,000	970,000
FQM Akubra, Inc.:
144A, 7.5%, 6/1/2021		95,000	95,000
144A, 8.75%, 6/1/2020		60,000	63,000
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022		1,320,000	1,192,712
GTL Trade Finance, Inc., 144A, 7.25%, 10/20/2017		200,000	221,500
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		190,000	194,275
8.875%, 2/1/2018		105,000	109,200
Huntsman International LLC:
4.875%, 11/15/2020		40,000	39,600
8.625%, 3/15/2021 (b)		170,000	191,675
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		40,000	34,000
Metalloinvest Finance Ltd., 144A, 6.5%, 7/21/2016		250,000	261,875
Metinvest BV, 144A, 10.25%, 5/20/2015		100,000	103,020
Novelis, Inc., 8.75%, 12/15/2020		655,000	722,138
Polymer Group, Inc., 7.75%, 2/1/2019		170,000	181,475
PolyOne Corp., 144A, 5.25%, 3/15/2023		100,000	98,000
Polyus Gold International Ltd., 144A, 5.625%, 4/29/2020 (b)		200,000	194,000
Samarco Mineracao SA, 144A, 4.125%, 11/1/2022		250,000	220,000
Sealed Air Corp., 144A, 5.25%, 4/1/2023		10,000	9,725
Tronox Finance LLC, 144A, 6.375%, 8/15/2020		40,000	38,300
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020		500,000	443,250
			8,922,527
Telecommunication Services 4.3%
America Movil SAB de CV, Series 12, 6.45%, 12/5/2022	MXN	5,000,000	374,509
CC Holdings GS V LLC, 3.849%, 4/15/2023		490,000	461,698
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		15,000	15,338
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		540,000	569,700
8.75%, 3/15/2018 (b)		240,000	249,600
Colombia Telecomunicaciones SA ESP, 144A, 5.375%, 9/27/2022		500,000	470,000
Cricket Communications, Inc., 7.75%, 10/15/2020		450,000	511,875
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		155,000	168,175
Digicel Ltd., 144A, 8.25%, 9/1/2017		1,005,000	1,047,712
Frontier Communications Corp.:
7.125%, 1/15/2023 (b)		285,000	282,150
7.625%, 4/15/2024 (b)		20,000	20,200
8.5%, 4/15/2020 (b)		715,000	793,650
Intelsat Jackson Holdings SA:
144A, 5.5%, 8/1/2023		115,000	110,400
144A, 6.625%, 12/15/2022		45,000	46,012
7.5%, 4/1/2021		680,000	740,350
Intelsat Luxembourg SA:
144A, 7.75%, 6/1/2021		110,000	115,775
144A, 8.125%, 6/1/2023		15,000	16,125
Level 3 Communications, Inc., 8.875%, 6/1/2019 (b)		190,000	204,725
Level 3 Financing, Inc., 7.0%, 6/1/2020		410,000	425,375
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		445,000	467,250
144A, 6.625%, 4/1/2023		45,000	45,900
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	194,000
SBA Communications Corp., 5.625%, 10/1/2019		35,000	35,263
Sprint Communications, Inc.:
6.0%, 12/1/2016		735,000	780,937
6.0%, 11/15/2022		60,000	57,750
8.375%, 8/15/2017 (b)		150,000	169,500
Telefonica Emisiones SAU, 4.57%, 4/27/2023		1,550,000	1,498,664
Telemar Norte Leste SA, 144A, 5.5%, 10/23/2020		250,000	235,000
tw telecom holdings, Inc., 5.375%, 10/1/2022		40,000	40,200
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		250,000	267,500
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		35,000	35,700
Windstream Corp.:
6.375%, 8/1/2023		45,000	42,750
7.5%, 6/1/2022		25,000	25,750
7.5%, 4/1/2023		15,000	15,338
7.75%, 10/15/2020 (b)		855,000	910,575
7.75%, 10/1/2021		55,000	58,575
			11,504,021
Utilities 2.1%
AES Corp.:
4.875%, 5/15/2023		15,000	14,250
8.0%, 10/15/2017		50,000	58,000
American Electric Power Co., Inc., Series F, 2.95%, 12/15/2022		710,000	664,240
Calpine Corp.:
144A, 7.5%, 2/15/2021		535,000	572,450
144A, 7.875%, 7/31/2020		30,000	32,550
DTE Energy Co., 7.625%, 5/15/2014		420,000	442,453
Electricite de France SA, 144A, 5.25%, 1/29/2049		400,000	382,500
GDF Suez, 144A, 2.875%, 10/10/2022 (b)		1,500,000	1,398,735
Instituto Costarricense de Electricidad, 144A, 6.95%, 11/10/2021		250,000	265,625
Mexico Generadora de Energia S de rl, 144A, 5.5%, 12/6/2032		1,000,000	955,000
PPL Energy Supply LLC, 4.6%, 12/15/2021		750,000	765,980
			5,551,783
Total Corporate Bonds (Cost $109,657,196)			108,009,838

Mortgage-Backed Securities Pass-Throughs 33.9%
Federal Home Loan Mortgage Corp., 3.5%, 4/1/2042		13,435,308	13,525,052
Federal National Mortgage Association:
2.558%**, 8/1/2037		385,793	405,133
4.0%, with various maturities from 9/1/2040 until 1/1/2041 (c)		32,582,123	33,845,633
5.0%, 8/1/2020		246,734	262,134
5.5%, with various maturities from 12/1/2032 until 2/1/2035		2,549,825	2,790,164
6.0%, with various maturities from 9/1/2036 until 2/1/2037		1,738,273	1,897,038
6.5%, with various maturities from 9/1/2016 until 6/1/2017		234,759	252,556
8.0%, 9/1/2015		46,531	48,730
Government National Mortgage Association:
3.5%, with various maturities from 12/1/2041 until 8/20/2042 (c)		30,955,309	31,522,054
4.0%, 4/1/2041 (c)		5,000,000	5,228,906
Total Mortgage-Backed Securities Pass-Throughs (Cost $89,902,254)			89,777,400

Asset-Backed 1.2%
Credit Card Receivables 1.0%
Citibank Omni Master Trust, "A14", Series 2009-A14A, 144A, 2.941%**, 8/15/2018		2,600,000	2,664,834
Miscellaneous 0.2%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.918%**, 1/17/2024		500,000	501,765
Total Asset-Backed (Cost $3,217,703)			3,166,599

Commercial Mortgage-Backed Securities 6.0%
Banc of America Large Loan, Inc., "HLTN", Series 2010-HLTN, 144A, 2.491%**, 11/15/2015		2,849,044	2,862,817
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007- PW16, 5.713%**, 6/11/2040		400,000	451,909
Commercial Mortgage Trust, "A4", Series 2007-GG9, 5.444%, 3/10/2039		3,000,000	3,325,692
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.192%**, 3/15/2018		325,000	326,592
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		265,000	256,211
"A4", Series 2007-C1, 5.716%, 2/15/2051		1,375,000	1,535,929
"F", Series 2007-LD11, 5.814%**, 6/15/2049*		1,660,000	134,958
"H", Series 2007-LD11, 144A, 5.814%**, 6/15/2049*		2,910,000	175,415
"J", Series 2007-LD11, 144A, 5.814%**, 6/15/2049*		1,000,000	50,000
"K", Series 2007-LD11, 144A, 5.814%**, 6/15/2049*		2,380,000	65,450
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%**, 7/15/2040		2,875,000	3,176,516
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.85%**, 6/12/2050		1,474,057	1,567,130
WFRBS Commercial Mortgage Trust, "A5", Series 2013-C14, 3.337%, 6/15/2046		2,000,000	1,929,354
Total Commercial Mortgage-Backed Securities (Cost $21,550,346)			15,857,973

Collateralized Mortgage Obligations 9.4%
Credit Suisse First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		375,508	255,668
Federal Home Loan Mortgage Corp.:
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043		956,995	602,005
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		2,533,782	303,546
"ZB", Series 4183, 3.0%, 3/15/2043		2,525,094	2,137,372
"ME", Series 4146, 3.5%, 12/15/2042		845,000	798,962
"JS", Series 3572, Interest Only, 6.609%***, 9/15/2039		1,736,402	268,923
Federal National Mortgage Association:
"HZ", Series 2013-63, 2.5%, 6/25/2043		1,882,820	1,247,270
"HZ", Series 2013-31, 3.0%, 2/25/2043		2,669,277	2,709,935
"BE", Series 2013-13, 4.0%, 3/25/2043		1,403,000	1,404,271
"SI", Series 2007-23, Interest Only, 6.58%***, 3/25/2037		738,259	112,761
Government National Mortgage Association:
"AO", Series 2013-10, Principal Only, Zero Coupon, 1/20/2043		2,518,753	1,454,484
"FT", Series 2012-77, 1.192%**, 7/20/2039		1,156,660	1,188,468
"BL", Series 2013-19, 2.5%, 2/20/2043		1,120,820	928,116
"DI", Series 2012-102, Interest Only, 2.5%, 8/20/2027		4,460,278	483,711
"HX", Series 2012-91, 3.0%, 9/20/2040		2,489,149	2,430,113
"HZ", Series 2012-56, 3.5%, 6/20/2040		905,454	854,139
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039		4,914,729	493,204
"BP", Series 2011-35, 4.5%, 3/16/2041		771,202	807,727
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		4,035,351	388,855
"EI", Series 2011-162, Interest Only, 5/20/2040		3,253,796	381,943
"GI", Series 2010-89, Interest Only, 4.5%, 5/20/2039		3,025,561	382,319
"PD", Series 2011-25, 4.5%, 10/16/2039		4,000,000	4,256,752
"IM", Series 2010-87, Interest Only, 4.75%, 3/20/2036		1,889,740	120,567
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		827,795	135,948
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		2,734,508	456,370
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		682,772	129,228
"AI", Series 2007-38, Interest Only, 6.268%***, 6/16/2037		703,962	99,153
Total Collateralized Mortgage Obligations (Cost $27,147,958)			24,831,810

Government & Agency Obligations 22.7%
Other Government Related (d) 1.8%
KFW, 1.875%, 6/13/2018	CAD	2,310,000	2,201,461
Queensland Treasury Corp., Series 23, 4.25%, 7/21/2023	AUD	2,920,000	2,528,522
			4,729,983
Sovereign Bonds 1.9%
Government of Japan, Series 144, 1.5%, 3/20/2033	JPY	257,000,000	2,540,134
Government of Ukraine, 144A, 7.75%, 9/23/2020		250,000	228,750
Republic of Belarus, REG S, 8.75%, 8/3/2015		250,000	250,000
Republic of Turkey, 3.25%, 3/23/2023		250,000	216,250
Russian Federation:
Series 6204, 7.5%, 3/15/2018	RUB	8,000,000	253,123
Series 6207, 8.15%, 2/3/2027	RUB	24,000,000	757,243
Slovenia Government International Bond, 144A, 4.75%, 5/10/2018		200,000	193,754
United Mexican States:
Series M, 7.75%, 5/29/2031	MXN	3,300,000	280,647
Series M 20, 8.5%, 5/31/2029	MXN	3,300,000	302,707
			5,022,608
U.S. Government Sponsored Agency 0.9%
Federal National Mortgage Association, 3.0%, 11/15/2027		2,750,000	2,533,729
U.S. Treasury Obligations 18.1%
U.S. Treasury Bills:
0.015%****, 9/26/2013 (e)		157,000	156,993
0.1%****, 9/5/2013 (e)		1,256,000	1,255,976
U.S. Treasury Bonds:
3.5%, 2/15/2039		4,750,000	4,711,406
4.75%, 2/15/2037		5,800,000	6,995,345
U.S. Treasury Notes:
0.75%, 6/15/2014 (f)		5,200,000	5,227,622
1.0%, 1/15/2014		5,320,000	5,342,030
1.0%, 8/31/2016		18,700,000	18,894,312
1.5%, 7/31/2016		4,000,000	4,103,752
1.625%, 11/15/2022		1,000,000	925,625
1.75%, 5/15/2023		292,000	270,830
			47,883,891
Total Government & Agency Obligations (Cost $60,831,351)			60,170,211

Loan Participations and Assignments 0.8%
Sovereign Loans
Gazprom Neft OAO, 144A, 4.375%, 9/19/2022		500,000	462,600
National JSC Naftogaz of Ukraine, 9.5%, 9/30/2014		250,000	249,687
Sberbank of Russia, 144A, 5.125%, 10/29/2022		250,000	235,313
TMK OAO, 144A, 6.75%, 4/3/2020		500,000	485,625
Uralkali OJSC, 144A, 3.723%, 4/30/2018		200,000	184,750
VTB Bank OJSC, 144A, 6.0%, 4/12/2017		500,000	523,750
Total Loan Participations and Assignments (Cost $2,238,438)			2,141,725

Municipal Bonds and Notes 2.9%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		3,099,398	3,219,685
Oklahoma, University Revenues, Health Science Center, Series B, 6.634%, 7/1/2024		2,365,000	2,817,874
Port Authority of New York & New Jersey, One Hundred Fiftieth Series:
4.5%, 9/15/2015		885,000	944,366
4.875%, 9/15/2017		315,000	345,917
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013, INS: AGMC		400,000	400,380
Total Municipal Bonds and Notes (Cost $7,035,025)			7,728,222

	Shares	Value ($)

Preferred Stock 0.0%
Financials
Ally Financial, Inc., 144A, 7.0% (Cost $29,156)	30	29,719

	Contracts	Value ($)

Call Options Purchased 0.0%
Options on Exchange-Traded Futures Contracts
10 Year U.S. Treasury Note Future, Expiration Date 8/23/2013, Strike Price $132.5 (Cost $85,084)	188	2,937

	Shares	Value ($)

Securities Lending Collateral 6.5%
Daily Assets Fund Institutional, 0.09% (g) (h) (Cost $17,103,576)	17,103,576	17,103,576

Cash Equivalents 2.3%
Central Cash Management Fund, 0.05% (g)	1,128,861	1,128,861
DWS Variable NAV Money Fund, 0.21% (g)	500,127	5,001,768
Total Cash Equivalents (Cost $6,130,629)		6,130,629

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $344,928,716)†	126.6	334,950,639
Other Assets and Liabilities, Net	(26.6)	(70,366,590)
Net Assets	100.0	264,584,049

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of July 31, 2013.

*** These securities are shown at their current rate as of July 31, 2013.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $345,669,865. At July 31, 2013, net unrealized depreciation for all securities based on tax cost was $10,719,226. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,240,036 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,959,262.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, included in other assets and liabilities, net are pending sales, that are also on loan (see Notes to Financial Statements). The value of securities loaned at July 31, 2013 amounted to $16,485,740, which is 6.2% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At July 31, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At July 31, 2013, this security has been pledged, in whole or in part, as collateral for open interest rate swap contracts.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

CLO: Collateralized Loan Obligation

INS: Insured

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid-in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At July 31, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ Depreciation ($)
10 Year Canadian Government Bond	CAD	9/19/2013	25	3,201,976	(124,894)
Federal Republic of Germany Euro-Bund	EUR	9/6/2013	20	3,788,038	(51,655)
Ultra Long U.S. Treasury Bond	USD	9/19/2013	35	5,048,750	9,841
Ultra Long U.S. Treasury Bond	USD	9/19/2013	14	1,876,875	(107,215)
Total net unrealized depreciation					(273,923)

At July 31, 2013, open futures contracts sold were as follows:
	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	9/19/2013	170	21,494,375	80,101

At July 31, 2013, open written options contracts were as follows:
Options on Exchange-Traded Futures Contracts
	Contracts	Expiration Date	Strike Price	Premiums Received ($)	Value ($)(i)
Put Options 10 Year U.S. Treasury Note	193	8/23/2013	130.0	166,656	(690,578)

(i) Unrealized depreciation on written options on exchange-traded futures contracts at July 31, 2013 was $523,922.
Options on Interest Rate Swap Contracts
	Swap Effective/Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Receive Fixed — 4.064% - Pay Floating — LIBOR	5/13/2014 5/13/2044	5,900,000	1	5/9/2014	43,512	(198,579)
Receive Fixed — 5.132% - Pay Floating — LIBOR	3/17/2016 3/17/2026	5,900,000	1	3/15/2016	42,628	(3,761)
Receive Fixed — 5.132% - Pay Floating — LIBOR	3/17/2016 3/17/2026	5,900,000	2	3/15/2016	69,620	(124,952)
Total Call Options					155,760	(327,292)
Put Options Pay Fixed — 1.132% - Receive Floating — LIBOR	3/17/2016 3/17/2026	5,900,000	1	3/15/2016	42,627	(124,952)
Pay Fixed — 1.132% - Receive Floating — LIBOR	3/17/2016 3/17/2026	5,900,000	2	3/15/2016	15,045	(3,761)
Pay Fixed — 2.064% - Receive Floating — LIBOR	5/13/2014 5/13/2044	5,900,000	1	5/9/2014	43,513	(2,682)
Pay Fixed — 2.385% - Receive Floating — LIBOR	3/31/2014 3/31/2044	5,900,000	3	3/27/2014	80,535	(7,810)
Pay Fixed — 2.423% - Receive Floating — LIBOR	3/20/2014 3/20/2044	5,900,000	4	3/18/2014	84,960	(8,753)
Total Put Options					266,680	(147,958)
Total					422,440	(475,250)

(j) Unrealized depreciation on written options on interest rate swap contracts at July 31, 2013 was $52,810.

At July 31, 2013, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount (k) ($)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (l)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
9/20/2012 12/20/2017	85,000	5	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	11,987	5,544	6,443

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(l) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At July 31, 2013, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
5/1/2014 5/1/2019	8,000,000	6	Floating — LIBOR	Fixed — 1.233%	(318,514)	4,851	(323,365)
5/1/2014 5/1/2024	22,000,000	3	Fixed — 2.156%	Floating — LIBOR	1,848,992	(3,698)	1,852,690
6/3/2013 6/3/2025	5,800,000	1	Floating — LIBOR	Fixed — 3.0%	(190,021)	—	(190,021)
5/1/2014 5/1/2034	8,000,000	4	Fixed — 2.791%	Floating — LIBOR	1,021,672	(19,464)	1,041,136
5/1/2014 5/1/2044	2,000,000	2	Fixed — 2.922%	Floating — LIBOR	308,929	(2,976)	311,905
Total net unrealized appreciation							2,692,345

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Barclays Bank PLC

4 JPMorgan Chase Securities, Inc.

5 UBS AG

6 Citigroup, Inc.

LIBOR: London Interbank Offered Rate

As of July 31, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	706,712	JPY	70,000,000	8/1/2013	8,234	UBS AG
JPY	70,000,000	USD	716,679	8/1/2013	1,732	Nomura International PLC
USD	2,089,368	ZAR	20,700,000	8/1/2013	8,538	Citigroup, Inc.
USD	2,719,203	JPY	270,000,000	8/2/2013	38,462	JPMorgan Chase Securities, Inc.
USD	2,685,431	GBP	1,800,000	8/12/2013	52,568	JPMorgan Chase Securities, Inc.
USD	2,717,268	JPY	270,000,000	8/12/2013	40,548	Barclays Bank PLC
USD	2,700,849	ZAR	27,200,000	8/15/2013	50,036	Citigroup, Inc.
USD	4,954,690	MXN	64,050,000	8/19/2013	49,991	JPMorgan Chase Securities, Inc.
AUD	2,900,000	USD	2,678,513	8/19/2013	75,451	Nomura International PLC
MXN	36,600,000	USD	2,882,450	8/19/2013	22,633	Barclays Bank PLC
MXN	18,300,000	USD	1,440,977	8/19/2013	11,068	UBS AG
KRW	2,985,000,000	USD	2,668,156	8/26/2013	15,503	UBS AG
ZAR	26,300,000	USD	2,668,588	8/26/2013	13,101	Barclays Bank PLC
AUD	2,952,500	USD	2,691,691	10/24/2013	53,239	UBS AG
Total unrealized appreciation					441,104

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
ZAR	20,700,000	USD	2,069,772	8/1/2013	(28,134)	Citigroup, Inc.
JPY	270,000,000	USD	2,694,890	8/2/2013	(62,774)	Nomura International PLC
JPY	270,000,000	USD	2,690,280	8/12/2013	(67,536)	Nomura International PLC
EUR	2,100,000	USD	2,709,403	8/12/2013	(84,449)	JPMorgan Chase Securities, Inc.
GBP	1,800,000	USD	2,719,600	8/12/2013	(18,398)	JPMorgan Chase Securities, Inc.
ZAR	27,200,000	USD	2,737,925	8/15/2013	(12,960)	Citigroup, Inc.
EUR	383,830	USD	503,821	8/15/2013	(6,829)	Citigroup, Inc.
EUR	2,948	USD	3,892	8/15/2013	(31)	JPMorgan Chase Securities, Inc.
USD	2,764,194	ZAR	27,200,000	8/19/2013	(14,956)	Citigroup, Inc.
NOK	15,781,232	EUR	2,000,000	8/19/2013	(15,177)	JPMorgan Chase Securities, Inc.
NOK	7,872,383	EUR	1,000,000	8/19/2013	(4,497)	UBS AG
EUR	3,000,000	NOK	23,352,849	8/19/2013	(31,327)	Barclays Bank PLC
USD	2,631,158	AUD	2,900,000	8/19/2013	(28,097)	Barclays Bank PLC
MXN	9,150,000	USD	705,069	8/19/2013	(9,886)	JPMorgan Chase Securities, Inc.
ZAR	27,200,000	USD	2,734,410	8/19/2013	(14,827)	Citigroup, Inc.
USD	2,686,826	ZAR	26,300,000	8/26/2013	(31,340)	Barclays Bank PLC
CAD	2,100,000	USD	2,041,846	8/26/2013	(1,349)	Citigroup, Inc.
JPY	260,000,000	USD	2,639,853	8/26/2013	(16,026)	Barclays Bank PLC
CAD	4,508,751	USD	4,369,927	10/24/2013	(10,725)	Barclays Bank PLC
JPY	258,232,579	USD	2,589,834	10/24/2013	(48,853)	Nomura International PLC
Total unrealized depreciation					(508,171)

Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro
GBP British Pound
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
NOK Norwegian Krone
RUB Russian Ruble
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3		Total

Fixed Income Investments (m)
Corporate Bonds	$—	$108,009,838		$—	$108,009,838
Mortgage-Backed Securities Pass-Throughs	—	89,777,400		—	89,777,400
Asset-Backed	—	3,166,599		—	3,166,599
Commercial Mortgage-Backed Securities	—	15,857,973		—	15,857,973
Collateralized Mortgage Obligations	—	24,831,810		—	24,831,810
Government & Agency Obligations	—	60,170,211		—	60,170,211
Loan Participations and Assignments	—	2,141,725		—	2,141,725
Municipal Bonds and Notes	—	7,728,222		—	7,728,222
Preferred Stock	—	29,719		—	29,719
Short-Term Investments (m)	23,234,205	—		—	23,234,205
Derivatives (n)
Purchased Options	2,937	—		—	2,937
Futures Contracts	89,942	—		—	89,942
Credit Default Swap Contracts	—	6,443		—	6,443
Interest Rate Swap Contracts	—	3,205,731		—	3,205,731
Forward Foreign Currency Exchange Contracts	—	441,104		—	441,104
Total	$23,327,084	$315,366,775	$		$338,693,859
Liabilities
Derivatives (n)
Written Options	$(690,578)	$(475,250)		$—	$(1,165,828)
Futures Contracts	(283,764)	—		—	(283,764)
Interest Rate Swap Contracts	—	(513,386)		—	(513,386)
Forward Foreign Currency Exchange Contracts	—	(508,171)		—	(508,171)
Total	$(974,342)	$(1,496,807)		$—	$(2,471,149)

There have been no transfers between fair value measurement levels during the period ended July 31, 2013.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include value of options purchased, unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of July 31, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $321,694,511) — including $16,485,740 of securities loaned	$311,716,434
Investment in Daily Assets Fund Institutional (cost $17,103,576)*	17,103,576
Investment in affiliated DWS Funds (cost $6,130,629)	6,130,629
Total investments in securities, at value (cost $344,928,716)	334,950,639
Cash	269,834
Foreign currency, at value (cost $499,975)	496,190
Deposit from broker on swap contracts	1,250,000
Receivable for investments sold	8,263,341
Receivable for Fund shares sold	13,589
Dividends receivable	525
Interest receivable	2,728,912
Receivable for variation margin on futures contact	15,303
Unrealized appreciation on swap contracts	3,212,174
Unrealized appreciation on forward foreign currency exchange contracts	441,104
Upfront payments paid on swap contracts	10,395
Due from Advisor	3,484
Other assets	41,116
Total assets	351,696,606
Liabilities
Payable upon return of securities loaned	17,103,576
Payable for investments purchased — when-issued securities	63,401,018
Payable for investments purchased	2,412,654
Payable upon return of deposit for swap contracts	1,250,000
Payable for Fund shares redeemed	480,989
Options written, at value (premium received $589,096)	1,165,828
Unrealized depreciation on swap contracts	513,386
Unrealized depreciation on forward foreign currency exchange contracts	508,171
Upfront payments received on swap contracts	26,138
Accrued management fee	77,650
Accrued Trustees' fees	3,077
Other accrued expenses and payables	170,070
Total liabilities	87,112,557
Net assets, at value	$264,584,049

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2013 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	283,611
Net unrealized appreciation (depreciation) on: Investments	(9,978,077)
Swap contracts	2,698,788
Futures	(193,822)
Foreign currency	(72,641)
Written options	(576,732)
Accumulated net realized gain (loss)	(115,068,723)
Paid-in capital	387,491,645
Net assets, at value	$264,584,049
Net Asset Value
Class A Net Asset Value and redemption price per share ($73,859,798 ÷ 6,953,943 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.62
Maximum offering price per share (100 ÷ 95.50 of $10.62)	$11.12
Class B Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($301,111 ÷ 28,320 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.63
Class C Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($4,051,044 ÷ 381,225 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.63
Class S Net Asset Value offering and redemption price per share ($177,107,258 ÷ 16,675,103 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.62
Institutional Class Net Asset Value offering and redemption price per share ($9,264,838 ÷ 875,703 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.58

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended July 31, 2013 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $342)	$4,780,329
Income distributions from affiliated Funds	12,782
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	18,341
Total income	4,811,452
Expenses: Management fee	658,122
Administration fee	142,743
Services to shareholders	210,237
Distribution and service fees	118,931
Custodian fee	24,410
Professional fees	49,722
Reports to shareholders	31,986
Registration fees	34,073
Trustees' fees and expenses	6,335
Other	14,878
Total expenses before expense reductions	1,291,437
Expense reductions	(307,106)
Total expenses after expense reductions	984,331
Net investment income	3,827,121
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(2,486,291)
Swap contracts	287,856
Futures	(52,241)
Written options	19,421
Foreign currency	(878,631)
(3,109,886)
Change in net unrealized appreciation (depreciation) on: Investments	(12,842,894)
Swap contracts	2,000,150
Futures	83,330
Written options	(569,591)
Foreign currency	5,745
(11,323,260)
Net gain (loss)	(14,433,146)
Net increase (decrease) in net assets resulting from operations	$(10,606,025)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended July 31, 2013 (Unaudited)	Year Ended January 31, 2013
Operations: Net investment income	$3,827,121	$8,296,782
Net realized gain (loss)	(3,109,886)	13,208,842
Change in net unrealized appreciation (depreciation)	(11,323,260)	(2,833,557)
Net increase (decrease) in net assets resulting from operations	(10,606,025)	18,672,067
Distributions to shareholders from: Net investment income: Class A	(1,051,438)	(2,546,726)
Class B	(3,482)	(12,222)
Class C	(43,013)	(113,243)
Class S	(2,743,264)	(6,464,189)
Institutional Class	(150,384)	(357,719)
Total distributions	(3,991,581)	(9,494,099)
Fund share transactions: Proceeds from shares sold	8,606,021	14,885,988
Reinvestment of distributions	3,341,407	7,930,049
Payments for shares redeemed	(32,755,085)	(48,904,509)
Net increase (decrease) in net assets from Fund share transactions	(20,807,657)	(26,088,472)
Increase (decrease) in net assets	(35,405,263)	(16,910,504)
Net assets at beginning of period	299,989,312	316,899,816
Net assets at end of period (including undistributed net investment income of $283,611 and $448,071, respectively)	$264,584,049	$299,989,312

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended January 31,
Class A	Six Months Ended 7/31/13 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.19		$10.87	$10.50	$10.27	$9.62	$12.61
Income (loss) from investment operations: Net investment incomea	.14		.28	.35	.32	.42	.61
Net realized and unrealized gain (loss)	(.57)		.36	.36	.25	.72	(2.96)
Total from investment operations	(.43)		.64	.71	.57	1.14	(2.35)
Less distributions from: Net investment income	(.14)		(.32)	(.34)	(.34)	(.49)	(.61)
Net realized gains	—		—	—	—	—	(.03)
Total distributions	(.14)		(.32)	(.34)	(.34)	(.49)	(.64)
Net asset value, end of period	$10.62		$11.19	$10.87	$10.50	$10.27	$9.62
Total Return (%)b,c	(3.84	)**	6.00	6.91	5.64	12.02	(19.04)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	74		84	89	100	111	118
Ratio of expenses before expense reductions (%)	1.06	*	1.04	1.05	1.03	1.04	1.04
Ratio of expenses after expense reductions (%)	.85	*	.92	.98	.95	.95	1.00
Ratio of net investment income (%)	2.52	*	2.52	3.22	3.06	4.22	5.31
Portfolio turnover rate (%)	187	**	354	379	392	280	203
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended January 31,
Class B	Six Months Ended 7/31/13 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.20		$10.88	$10.51	$10.28	$9.63	$12.62
Income (loss) from investment operations: Net investment incomea	.10		.20	.27	.24	.34	.52
Net realized and unrealized gain (loss)	(.57)		.36	.36	.25	.72	(2.95)
Total from investment operations	(.47)		.56	.63	.49	1.06	(2.43)
Less distributions from: Net investment income	(.10)		(.24)	(.26)	(.26)	(.41)	(.53)
Net realized gains	—		—	—	—	—	(.03)
Total distributions	(.10)		(.24)	(.26)	(.26)	(.41)	(.56)
Net asset value, end of period	$10.63		$11.20	$10.88	$10.51	$10.28	$9.63
Total Return (%)b,c	(4.10	)**	5.20	6.11	4.85	11.17	(19.65)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.30		.47	1	1	2	3
Ratio of expenses before expense reductions (%)	2.04	*	1.96	1.95	1.84	2.02	1.93
Ratio of expenses after expense reductions (%)	1.60	*	1.68	1.73	1.70	1.70	1.75
Ratio of net investment income (%)	1.74	*	1.78	2.54	2.31	3.47	4.56
Portfolio turnover rate (%)	187	**	354	379	392	280	203
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended January 31,
Class C	Six Months Ended 7/31/13 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.19		$10.87	$10.50	$10.27	$9.62	$12.61
Income (loss) from investment operations: Net investment incomea	.10		.20	.27	.24	.34	.52
Net realized and unrealized gain (loss)	(.56)		.36	.36	.25	.72	(2.95)
Total from investment operations	(.46)		.56	.63	.49	1.06	(2.43)
Less distributions from: Net investment income	(.10)		(.24)	(.26)	(.26)	(.41)	(.53)
Net realized gains	—		—	—	—	—	(.03)
Total distributions	(.10)		(.24)	(.26)	(.26)	(.41)	(.56)
Net asset value, end of period	$10.63		$11.19	$10.87	$10.50	$10.27	$9.62
Total Return (%)b,c	(4.11	)**	5.20	6.11	4.85	11.18	(19.67)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		5	6	6	7	8
Ratio of expenses before expense reductions (%)	1.87	*	1.85	1.85	1.83	1.84	1.82
Ratio of expenses after expense reductions (%)	1.60	*	1.68	1.73	1.70	1.70	1.75
Ratio of net investment income (%)	1.76	*	1.78	2.48	2.31	3.47	4.56
Portfolio turnover rate (%)	187	**	354	379	392	280	203
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended January 31,
Class S	Six Months Ended 7/31/13 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.19		$10.86	$10.49	$10.27	$9.62	$12.61
Income (loss) from investment operations: Net investment incomea	.15		.31	.37	.34	.44	.64
Net realized and unrealized gain (loss)	(.56)		.37	.36	.24	.72	(2.96)
Total from investment operations	(.41)		.68	.73	.58	1.16	(2.32)
Less distributions from: Net investment income	(.16)		(.35)	(.36)	(.36)	(.51)	(.64)
Net realized gains	—		—	—	—	—	(.03)
Total distributions	(.16)		(.35)	(.36)	(.36)	(.51)	(.67)
Net asset value, end of period	$10.62		$11.19	$10.86	$10.49	$10.27	$9.62
Total Return (%)b	(3.72	)**	6.35	7.10	5.76	12.42	(18.92)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	177		199	210	228	250	264
Ratio of expenses before expense reductions (%)	.83	*	.81	.79	.81	.81	.81
Ratio of expenses after expense reductions (%)	.60	*	.67	.75	.79	.72	.75
Ratio of net investment income (%)	2.77	*	2.77	3.45	3.22	4.45	5.56
Portfolio turnover rate (%)	187	**	354	379	392	280	203
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended January 31,
Institutional Class	Six Months Ended 7/31/13 (Unaudited)		2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.15		$10.83		$10.46	$10.23	$9.59	$12.58
Income (loss) from investment operations: Net investment incomea	.15		.30		.37	.35	.45	.65
Net realized and unrealized gain (loss)	(.56)		.37		.37	.25	.71	(2.95)
Total from investment operations	(.41)		.67		.74	.60	1.16	(2.30)
Less distributions from: Net investment income	(.16)		(.35)		(.37)	(.37)	(.52)	(.66)
Net realized gains	—		—		—	—	—	(.03)
Total distributions	(.16)		(.35)		(.37)	(.37)	(.52)	(.69)
Net asset value, end of period	$10.58		$11.15		$10.83	$10.46	$10.23	$9.59
Total Return (%)	(3.74	)**	6.30	b	7.23	5.95	12.42	(18.88)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		11		12	10	12	11
Ratio of expenses before expense reductions (%)	.73	*	.71		.70	.66	.66	.65
Ratio of expenses after expense reductions (%)	.60	*	.67		.70	.66	.66	.65
Ratio of net investment income (%)	2.76	*	2.76		3.45	3.35	4.51	5.66
Portfolio turnover rate (%)	187	**	354		379	392	280	203
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Core Plus Income Fund (the "Fund") is a diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of July 31, 2013, the Fund had securities on loan with a gross value of $16,485,740. The value of the related collateral, $17,103,576, exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At January 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $111,225,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2018, the respective expiration date, whichever occurs first.

In addition, from November 1, 2012 through January 31, 2013, the Fund elects to defer qualified late year losses of approximately $30,000 of net long-term realized capital losses and treat them as arising in the fiscal year ending January 31, 2014.

The Fund has reviewed the tax positions for the open tax years as of January 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the six months ended July 31, 2013, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics and to hedge the risk of default on fund securities.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of July 31, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2013, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $85,000 to $4,585,000.

Interest Rate Swap Contracts. For the six months ended July 31, 2013, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of July 31, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $40,000,000 to $45,800,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended July 31, 2013, the Fund entered into options on interest rate futures and options on interest rate swap in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of July 31, 2013 is included in the Fund's investment portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the six months ended July 31, 2013, the investment in written options contracts had a total value generally indicative of a range from approximately $27,000 to $1,166,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $36,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended July 31, 2013, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of July 31, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $13,841,000 to $27,802,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $15,736,000 to $44,242,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended July 31, 2013, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of July 31, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $14,888,000 to $46,958,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $12,890,000 to $26,656,000. For the six months ended July 31, 2013, the investment in forward currency contracts long vs. other foreign currencies sold had a total value generally indicative of a range from approximately $5,965,000 to $13,160,000.

The following tables summarize the value of the Fund's derivative instruments held as of July 31, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchase Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$2,937	$—	$3,205,731	$89,942	$3,298,610
Credit Contracts (a)	—	—	6,443	—	6,443
Foreign Exchange Contracts (c)	—	441,104	—	—	441,104
	$2,937	$441,104	$3,212,174	$89,942	$3,746,157

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investment in securities, at value (includes purchased options) and unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(1,165,828)	$—	$(513,386)	$(283,764)	$(1,962,978)
Foreign Exchange Contracts (c)	—	(508,171)	—	—	(508,171)
	$(1,165,828)	$(508,171)	$(513,386)	$(283,764)	$(2,471,149)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value and unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended July 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchase Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$—	$—	$(788,250)	$—	$—	$(788,250)
Credit Contracts (b)	—	—	—	239,830	—	239,830
Interest Rate Contracts (b)	(7,749)	19,421	—	48,026	(52,241)	7,457
	$(7,749)	$19,421	$(788,250)	$287,856	$(52,241)	$(540,963)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from written options, swap contracts and futures

Change in Net Unrealized Appreciation (Depreciation)	Purchase Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$—	$—	$13,416	$—	$—	$13,416
Credit Contracts (b)	—	—	—	198,347	—	198,347
Interest Rate Contracts (b)	(82,147)	(569,591)	—	1,801,803	83,330	1,233,395
	$(82,147)	$(569,591)	$13,416	$2,000,150	$83,330	$1,445,158

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) of foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures

As of July 31, 2013, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Collateral Received (c)	Net Amount of Derivative Assets
Barclays Bank PLC	$1,928,972	$(125,325)	$—	$—	$1,803,647
BNP Paribas	311,905	(128,713)	—	—	183,192
Citigroup, Inc.	58,574	(58,574)	—		—
JPMorgan Chase Securities, Inc.	1,182,157	(136,694)	—	(1,045,463)	—
Nomura International PLC	77,183	(77,183)	—	—	—
UBS AG	94,487	(4,497)	—	—	89,990
Exchange Traded Options and Futures (b)	92,879	—	—	—	92,879
	$3,746,157	$(530,986)	$—	$(1,045,463)	$2,169,708

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (c)	Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$125,325	$(125,325)	$—	$—	$—
BNP Paribas	128,713	(128,713)	—	—	—
Citigroup, Inc.	402,420	(58,574)	(343,846)	—	—
JPMorgan Chase Securities, Inc.	136,694	(136,694)	—	—	—
Nomura International PLC	699,158	(77,183)	(562,975)	—	59,000
UBS AG	4,497	(4,497)	—	—	—
Exchange Traded Options and Futures (b)	974,342	—	—	—	974,342
	$2,471,149	$(530,986)	$(906,821)	$—	$1,033,342

(a) Forward foreign currency exchange contracts, swap contracts, over-the-counter purchased options and written options are netted.

(b) Includes financial instruments (purchased options or futures) which are not subject to a master netting arrangement, or another similar arrangement.

(c) The actual collateral received and/or pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the six months ended July 31, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $615,015,273 and $617,809,270, respectively. Purchases and sales of U.S. Treasury obligations aggregated $5,516,053 and $13,231,401, respectively.

For the six months ended July 31, 2013, transactions for written options on futures contracts and interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	50	$19,421
Options written	47,200,193	589,096
Options expired	(50)	(19,421)
Outstanding, end of period	47,200,193	$589,096

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

For the period from February 1, 2013 through September 30, 2013, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.85%
Class B	1.60%
Class C	1.60%
Class Institutional	.60%
Class S	.60%

Accordingly, for the six months ended July 31, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $125,122, and the amount charged aggregated $533,000, which was equivalent to an annualized effective rate of 0.37% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended July 31, 2013, the Administration Fee was $142,743, of which $22,741 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended July 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$36,916	$36,916
Class B	578	578
Class C	2,473	2,473
Class S	109,005	109,005
Institutional Class	1,810	1,810
	$150,782	$150,782

For the six months ended July 31, 2013, the Advisor agreed to reimburse the Fund $19,974 of sub-recordkeeping expenses for Class S and Institutional Class shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended July 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at July 31, 2013
Class B	$1,407	$196
Class C	17,204	2,654
	$18,611	$2,850

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended July 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at July 31, 2013	Annualized Effective Rate
Class A	$94,200	$9,490	$28,013	.21%
Class B	445	84	174	.19%
Class C	5,675	1,654	1,075	.18%
	$100,320	$11,228	$29,262

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended July 31, 2013 aggregated $1,909.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended July 31, 2013, the CDSC for Class B and C shares aggregated $129 and $5, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended July 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,952, of which $3,868 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended July 31, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $2,038.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at July 31, 2013.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended July 31, 2013		Year Ended January 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	105,789	$1,175,967	392,197	$4,358,080
Class B	26	291	3,131	34,757
Class C	10,752	120,259	66,495	737,847
Class S	578,347	6,451,082	721,457	8,009,345
Institutional Class	76,925	858,422	158,181	1,745,959
		$8,606,021		$14,885,988
Shares issued to shareholders in reinvestment of distributions
Class A	81,290	$893,153	194,658	$2,156,295
Class B	241	2,654	924	10,233
Class C	3,457	38,008	9,051	100,262
Class S	205,473	2,257,208	478,885	5,305,540
Institutional Class	13,740	150,384	32,428	357,719
		$3,341,407		$7,930,049
Shares redeemed
Class A	(757,463)	$(8,315,189)	(1,295,721)	$(14,369,299)
Class B	(14,126)	(155,788)	(22,197)	(246,581)
Class C	(73,093)	(800,808)	(158,623)	(1,753,380)
Class S	(1,914,663)	(21,118,809)	(2,684,791)	(29,735,128)
Institutional Class	(215,811)	(2,364,491)	(255,145)	(2,800,121)
		$(32,755,085)		$(48,904,509)
Net increase (decrease)
Class A	(570,384)	$(6,246,069)	(708,866)	$(7,854,924)
Class B	(13,859)	(152,843)	(18,142)	(201,591)
Class C	(58,884)	(642,541)	(83,077)	(915,271)
Class S	(1,130,843)	(12,410,519)	(1,484,449)	(16,420,243)
Institutional Class	(125,146)	(1,355,685)	(64,536)	(696,443)
		$(20,807,657)		$(26,088,472)

G. Transactions with Affiliates

The Underlying DWS Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying DWS Funds during the six months ended July 31, 2013 is as follows:
Affiliate	Value ($) at 1/31/2013	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 7/31/2013
DWS Variable NAV Money Fund	—	5,001,768	—	—	3,692	5,001,768
Central Cash Management Fund	23,953,952	121,769,091	144,594,182	—	9,090	1,128,861
Total	23,953,952	126,770,859	144,594,182	—	12,782	6,130,629

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2013 to July 31, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/13	$$961.60	$$959.00	$$958.90	$$962.80	$$962.60
Expenses Paid per $1,000*	$$4.13	$$7.77	$$7.77	$$2.92	$$2.92
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/13	$1,020.58	$1,016.86	$1,016.86	$1,021.82	$1,021.82
Expenses Paid per $1,000*	$$4.26	$$8.00	$$8.00	$$3.01	$$3.01

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Core Plus Income Fund	.85%	1.60%	1.60%	.60%	.60%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SCSBX	SZIIX
CUSIP Number	23337F 102	23337F 201	23337F 300	23337F 508	23337F 607
Fund Number	463	663	763	2063	1463

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FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
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How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.

Rev. 09/2013

Notes

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DCPIF-3
(R-023512-3 9/13)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	September 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	September 25, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	September 25, 2013